SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      Date of report(Date of earliest event reported): September 16, 1997



                               Toll Brothers, Inc.
       -----------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                      001-09186         23-2416878
-----------------------------      ------------     -----------------
(State or Other Jurisdiction       (Commission       (IRS Employer
     of Incorporation)             File Number)     Identification No.)


               3103 Philmont Avenue, Huntingdon Valley, PA    19006
       -----------------------------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)



       Registrant's telephone number, including area code:(215) 938-8000

Item 5.  Other Events.

         The Registrant is filing this Current Report on Form 8-K solely for the purpose of filing the Exhibits listed in Item 7(c) below.


Item 7(c). Exhibits.

         The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.            Item
-------        ----

1 Terms Agreement, dated as of September 17, 1997, among Toll Corp., as Issuer, Toll Brothers Corp., as Guarantor, and NBD Bank, as Trustee.*

4.1 Form of Authorizing Resolutions relating to $100,000,000 principal amount of 7 3/4% Senior Subordinated Notes due 2007 of Toll Corp., guaranteed on a senior subordinated basis by Toll Brothers, Inc.*

*Filed electronically herewith.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TOLL BROTHERS, INC.



Dated:  September 17, 1997              By:  /s/ Joseph R. Sicree
                                             ---------------------------
                                             Joseph R. Sicree
                                             Vice President

                                  Exhibit Index

The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.            Item
-------        ----

1 Terms Agreement, dated as of September 17, 1997, among Toll Corp., as Issuer, Toll Brothers Corp., as Guarantor, and NBD Bank, as Trustee.*

4.1 Form of Authorizing Resolutions relating to $100,000,000 principal amount of 7 3/4% Senior Subordinated Notes due 2007 of Toll Corp., guaranteed on a senior subordinated basis by Toll Brothers, Inc.*


*Filed electronically herewith.